                     SHARE EXCHANGE AGREEMENT

     THIS SHARE EXCHANGE AGREEMENT is made effective this 10th day of December 1997, by and between Pontotoc Production, Inc., formerly Mahogany Capital, Inc., a Nevada corporation ("Mahogany"), and Pontotoc Production Company, Inc., a Texas corporation ("Pontotoc").

     WHEREAS, Mahogany desires to acquire all of the issued and outstanding shares of common stock of Pontotoc in exchange for an aggregate of 3,165,000 authorized but unissued restricted shares of the common stock, $.0001 par value, of Mahogany (the "Common Stock") (the "Exchange Offer"); and

     WHEREAS, Pontotoc desires to assist Mahogany in a business combination which will result, if Pontotoc's shareholders desire to participate, in the shareholders of Pontotoc owning approximately 84.4% of the then issued and outstanding shares of Mahogany's Common Stock, and Mahogany holding 100% of the issued and outstanding shares of Pontotoc's common stock; and

     WHEREAS, the voluntary share exchange contemplated hereby will result in the Pontotoc shareholders tendering all of the outstanding common stock of Pontotoc to Mahogany in exchange solely for the Common Stock and no other consideration, which the parties hereto intend to treat as a reorganization under I.R.C. Section 368(a)(1)(B).

     NOW, THEREFORE, in consideration of the mutual promises, covenants, and representations contained herein, THE PARTIES HERETO AGREE AS FOLLOWS:

                            ARTICLE 1
                      EXCHANGE OF SECURITIES

     1.1 Issuance of Shares. Subject to all of the terms and conditions of this Agreement, Mahogany agrees to offer 293.05556 shares of Common Stock for each share of Pontotoc common stock issued and outstanding, or a total of 3,165,000 shares of Mahogany's Common Stock. The Common Stock will be issued directly to the shareholders of Pontotoc which accept the Exchange Offer.
Schedule 1, which is attached hereto and incorporated herein by reference, is a complete list of the shareholders of Pontotoc which sets forth the number of shares each person owns in Pontotoc and the number of shares they will be offered in Mahogany.

     1.2 Exemption from Registration. The parties hereto intend that the Common Stock to be issued by Mahogany to Pontotoc shareholders shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to Section 4(2) of the Act and the rules and regulations promulgated thereunder.

     1.3  Investment Intent.  Prior to the consummation of the Exchange
Offer, the shareholders of Pontotoc accepting the Exchange Offer shall execute Letters of Acceptance and such other documents containing, among other things, representations and warranties relating to investment intent and investor status, restrictions on transferability and restrictive legends such that the counsel for both Mahogany and Pontotoc shall be satisfied that the offer and sale of Mahogany shares as contemplated by this Agreement shall be exempt from the registration requirements of the Act and any applicable state blue sky laws.
                            ARTICLE 2
            REPRESENTATIONS AND WARRANTIES OF PONTOTOC

     Except as disclosed in Schedule 2 which is attached hereto and incorporated herein by reference, Pontotoc hereby represents and warrants to Mahogany that:

     2.1 Organization. Pontotoc is a corporation duly organized, validly existing, and in good standing under the laws of Texas, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

     2.2 Capital. The authorized capital stock of Pontotoc consists of 50,000 shares of Common Stock, $.50 par value, of which 10,800 are currently issued and outstanding. All of the issued and outstanding shares of Pontotoc are duly authorized, validly issued, fully paid, and nonassessable. There are no outstanding subscriptions, options, rights, warrants, debentures, instruments, convertible securities, or other agreements or commitments obligating Pontotoc to issue or to transfer from treasury any additional shares of its capital stock of any class.

     2.3 Subsidiaries. Pontotoc does not have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation) except as disclosed in Schedule 2.

     2.4 Directors and Officers. Schedule 2 contains the names and titles of all directors and officers of Pontotoc as of the date of this Agreement.

     2.5 Financial Statements. Pontotoc has delivered to Mahogany unaudited balance sheets and statements of revenue and expenses on an income tax basis for the years ended March 31, 1995, 1996 and 1997, and for the months April through August, 1997 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition of the Company as of August 31, 1997.

     2.6 Absence of Changes. Since August 31, 1997, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of Pontotoc's knowledge, Pontotoc has conducted its business only in the ordinary course and has not experienced or suffered any material adverse change in the condition (financial or otherwise), results of operations, properties, business or prospects of Pontotoc or waived or surrendered any claim or right of material value.

     2.7 Absence of Undisclosed Liabilities. Neither Pontotoc nor any of its properties or assets are subject to any material liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to Mahogany or have otherwise been disclosed to Mahogany.

     2.8 Tax Returns. Within the times and in the manner prescribed by law, Pontotoc has filed all federal, state and local tax returns required by law, or has filed extensions which have not yet expired, and has paid all taxes, assessments and penalties due and payable.

     2.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Mahogany and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of Pontotoc. Pontotoc shall make available to Mahogany and/or its attorneys all books and records of Pontotoc.

     2.10 Trade Names and Rights. Pontotoc does not use any trademark, service mark, trade name, or copyright in its business, or own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications.

     2.11 Compliance with Laws. To the best of Pontotoc's knowledge, Pontotoc has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting its properties or the operation of its business, except for matters which would not have a material affect on Pontotoc or its properties.

     2.12 Litigation. Pontotoc is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or, to the best knowledge of Pontotoc, threatened against or affecting Pontotoc or its business, assets or financial condition, except for matters which would not have a material affect on Pontotoc or its properties. Pontotoc is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court, department, agency or instrumentality applicable to it. Pontotoc is not engaged in any lawsuit to recover any material amount of monies due to it.

     2.13 Authority. Pontotoc has full corporate power and authority to enter into this Agreement. The board of directors of Pontotoc has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of Pontotoc and the performance of the obligations of Pontotoc under this Agreement. No other corporate proceedings on the part of Pontotoc are necessary to authorize the execution and delivery of this Agreement by Pontotoc in the performance of its obligations under this Agreement. This Agreement is, when executed and delivered by Pontotoc, and will be a valid and binding agreement of Pontotoc, enforceable against Pontotoc in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors' rights generally.

     2.14 Ability to Carry Out Obligations. Neither the execution and delivery of this Agreement, the performance by Pontotoc of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will to the best of Pontotoc's knowledge: (a) materially violate any provision of Pontotoc's articles of incorporation or bylaws; (b) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a material default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of Pontotoc, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which Pontotoc is bound; (d) result in the creation or imposition of any security interest, lien, or other encumbrance upon any material property or assets of Pontotoc; or (e) violate any material statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Pontotoc is bound or subject.

     2.15 Full Disclosure. None of the representations and warranties made by Pontotoc herein, or in any schedule, exhibit or certificate furnished or to be furnished in connection with this Agreement by Pontotoc, or on its behalf, contains or will contain any untrue statement of material fact.

     2.16 Assets. Pontotoc has good and marketable title to all of its tangible properties and such tangible properties are not subject to any material liens or encumbrances.

     2.17 Material Contracts and Obligations. Attached hereto on Schedule 2 is a list of all agreements, contracts, indebtedness, liabilities and other obligations to which Pontotoc is a party or by which it is bound that are material to the conduct and operations of its business and properties, which provide for payments to or by the Company in excess of $25,000; or which involve transactions or proposed transactions between the Company and its officers, directors, affiliates or any affiliate thereof. Copies of such agreements and contracts and documentation evidencing such liabilities and other obligations have been made available for inspection by Mahogany and its counsel. All of such agreements and contracts are valid, binding and in full force and effect in all material respects, assuming due execution by the other parties to such agreements and contracts.

     2.18 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by Pontotoc in connection with:
(a) the execution and delivery by Pontotoc of this Agreement; (b) the performance by Pontotoc of its obligations under this Agreement; or (c) the consummation by Pontotoc of the transactions contemplated under this Agreement.

                            ARTICLE 3
            REPRESENTATIONS AND WARRANTIES OF MAHOGANY

     Except as disclosed in Schedule 3 which is attached hereto and incorporated herein by reference, Mahogany represents and warrants to Pontotoc that:

     3.1 Organization. Mahogany is a corporation duly organized, valid existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and to carry on business, and it is not now conducting any business, except to the extent to which the effecting of the transaction contemplated by this Agreement constitutes doing business.

     3.2 Capitalization. The authorized capital stock of Mahogany consists of 100,000,000 shares of $.0001 par value Common Stock of which 1,250,000 shares of Common Stock are currently issued and outstanding, and 5,000,000 shares of $.0001 par value preferred stock of which no shares are issued and outstanding. All of the issued and outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable. There are no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating Mahogany to issue or to transfer from treasury any additional shares of its capital stock of any class. Mahogany shareholders will surrender for cancellation a total of 665,000 shares of Mahogany common stock at the Closing.

     3.3 Subsidiaries. Mahogany does not presently have any subsidiaries or own any interest in any other enterprise (whether or not such enterprise is a corporation).

     3.4 Directors and Officers. Schedule 3 contains the names and titles of all directors and officers of Mahogany as of the date of this Agreement.

     3.5 Financial Statements. Mahogany has delivered to Pontotoc its audited balance sheet and statements of operations and cash flows as of and for the period ended December 31, 1996, and its unaudited balance sheet and statements of operations and cash flows as of and for the period ended September 30, 1997 (collectively the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. As of the Closing, the total liabilities of Mahogany shall not exceed zero.

     3.6 Absence of Changes. Since September 30, 1997, except for changes in the ordinary course of business which have not in the aggregate been materially adverse, to the best of Mahogany's knowledge, Mahogany has not experienced or suffered any material adverse change in its condition (financial or otherwise), results of operations, properties, business or prospects or waived or surrendered any claim or right of material value.

     3.7 Absence of Undisclosed Liabilities. Neither Mahogany nor any of its properties or assets are subject to any liabilities or obligations of any nature, whether absolute, accrued, contingent or otherwise and whether due or to become due, that are not reflected in the financial statements presented to Pontotoc.

     3.8 Tax Returns. Within the times and in the manner prescribed by law, Mahogany has filed all federal, state and local tax returns required by law and has paid all taxes, assessments and penalties due and payable.

     3.9 Investigation of Financial Condition. Without in any manner reducing or otherwise mitigating the representations contained herein, Pontotoc shall have the opportunity to meet with Mahogany's accountants and attorneys to discuss the financial condition of Mahogany. Mahogany shall make available to Pontotoc all books and records of Mahogany.

     3.10 Trade Names and Rights. Mahogany does not use any trademark, service mark, trade name, or copyright in its business, or own any trademarks, trademark registrations or applications, trade names, service marks, copyrights, copyright registrations or applications.

     3.11 Compliance with Laws. To the best of Mahogany's knowledge, Mahogany has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations (including, without limitation, any applicable building, zoning, or other law, ordinance, or regulation) affecting its properties or the operation of its business or with which it is otherwise required to comply.

     3.12 Litigation. Mahogany is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Mahogany, threatened against or affecting Mahogany or its business, assets, or financial condition. Mahogany is not in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department agency, or instrumentality. Mahogany is not engaged in any legal action to recover moneys due to it.

     3.13 No Pending Investigation. Mahogany is not aware of any pending investigations or legal proceedings by the SEC, any state securities regulatory agency, or any other governmental agency regarding Mahogany or any officers or directors of Mahogany or any shareholders or controlling persons of such shareholders.

     3.14 Authority. Mahogany has full corporate power and authority to enter into this Agreement and to consummate the transactions contemplated by this

Agreement. The Board of Directors of Mahogany has taken all action required to authorize the execution and delivery of this Agreement by or on behalf of Mahogany, the performance of the obligations of Mahogany under this Agreement and the consummation by Mahogany of the transactions contemplated under this Agreement. No other corporate proceedings on the part of Mahogany are necessary to authorize the execution and delivery of this Agreement by Mahogany in the performance of its obligations under this Agreement. This Agreement is, and when executed and delivered by Mahogany, will be a valid and binding agreement of Mahogany, enforceable against Mahogany in accordance with its terms, except as such enforceability may be limited by general principles of equity, bankruptcy, insolvency, moratorium and similar laws relating to creditors rights generally.

     3.15 Ability to Carry Out Obligations. Neither the execution and delivery of this Agreement, the performance by Mahogany of its obligations under this Agreement, nor the consummation of the transactions contemplated under this Agreement will, to the best of Mahogany's knowledge: (a) violate any provision of Mahogany's articles of incorporation or bylaws; (b) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a default under, or cause or permit the termination or the acceleration of the maturity of, any debt, contract, agreement or obligation of Mahogany, or require the payment of any prepayment or other penalties; (c) require notice to, or the consent of, any party to any agreement or commitment, lease or license, to which Mahogany is bound; (d) result in the creation or imposition of any security interest, lien or other encumbrance upon any property or assets of Mahogany; or (e) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which Mahogany is bound or subject.

     3.16 Validity of Mahogany Shares. The shares of Mahogany Common Stock to be delivered pursuant to this Agreement, when issued in accordance with the provisions of this Agreement, will be duly authorized, validly issued, fully paid and nonassessable.

     3.17 Full Disclosure. None of the representations and warranties made by Mahogany herein, or in any exhibit, certificate or memorandum furnished or to be furnished by Mahogany, or on its behalf, contains or will contain any untrue statement of material fact, or omit any material fact the omission of which would be misleading.

     3.18 Assets.  Mahogany does not have any assets.

     3.19 Material Contracts and Obligations. Except for its agreement with Corporate Stock Transfer, Mahogany has no material contracts to which it is a party or by which it is bound.

     3.20 Consents and Approvals. No consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority is required to be made or obtained by Mahogany in connection with:
(a) the execution and delivery by Mahogany of its obligations under this Agreement; (b) the performance by Mahogany of its obligations under this Agreement; or (c) the consummation by Mahogany of the transactions contemplated by this Agreement.

     3.21 Real Property. Mahogany does not own, use or claim any interest in any real property, including without limitation any license, leasehold or any similar interest in real property.

                            ARTICLE 4
                            COVENANTS

     4.1 Investigative Rights. From the date of this Agreement until the Closing Date, each party shall provide to the other party, and such other party's counsels, accountants, auditors, and other authorized representatives, full access during normal business hours and upon reasonable advance written notice to all of each party's properties, books, contracts, commitments, and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request. If the transaction contemplated hereby is not completed, all documents received by each party and/or its attorneys and accountants, auditors or other authorized representatives shall be returned to the other party who provided same upon request. The parties hereto, their directors, employees, agents and representatives shall not disclose any of the information described above unless such information is already disclosed to the public, without the prior written consent of the party to which the confidential information pertains. Each party shall take such steps as are necessary to prevent disclosure of such information to unauthorized third parties.

     4.2 Conduct of Business. Prior to the Closing, Mahogany and Pontotoc shall each conduct its business in the normal course, and shall not sell, pledge, or assign any assets, without the prior written approval of the other party, except in the regular course of business or as contemplated in previously disclosed contractual obligations. Neither Mahogany nor Pontotoc shall amend its Articles of Incorporation or Bylaws, declare dividends, redeem or sell stock or other securities, incur additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount, pay more on any liability than its stated amount, or enter into any other transaction other than in the regular course of business except as otherwise contemplated herein.

                           ARTICLE 5
         CONDITIONS PRECEDENT TO MAHOGANY'S PERFORMANCE

     5.1 Conditions. The obligations of Mahogany hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 5. Mahogany may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Mahogany of any other condition of or any of Mahogany's other rights or remedies, at law or in equity, if Pontotoc shall be in default of any of their representations, warranties, or covenants under this Agreement.

     5.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Pontotoc in this Agreement or in any written statement that shall be delivered to Mahogany by Pontotoc under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     5.3 Performance. Pontotoc shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by it, on or before the Closing Date.

     5.4 Acceptance by Pontotoc Shareholders. The holders of not less than 95% of the issued and outstanding shares of common stock of Pontotoc shall have agreed to exchange their shares for shares of Mahogany Common Stock.

     5.5 Absence of Litigation. No action, suit, or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Pontotoc on or before the Closing Date.

     5.6 Officer's Certificate. Pontotoc shall have delivered to Mahogany a certificate, dated the Closing Date, and signed by the Chief Executive Officer of Pontotoc, certifying that each of the conditions specified in Sections 5.2 through 5.5 hereof have been fulfilled.

                           ARTICLE 6
         CONDITIONS PRECEDENT TO PONTOTOC'S PERFORMANCE

     6.1 Conditions. Pontotoc's obligations hereunder shall be subject to the satisfaction, at or before the Closing, of all the conditions set forth in this Article 6. Pontotoc may waive any or all of these conditions in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Pontotoc of any other condition of or any of Pontotoc's rights or remedies, at law or in equity, if Mahogany shall be in default of any of its representations, warranties, or covenants under this Agreement.

     6.2 Accuracy of Representations. Except as otherwise permitted by this Agreement, all representations and warranties by Mahogany in this Agreement or in any written statement that shall be delivered to Pontotoc by Mahogany under this Agreement shall be true and accurate on and as of the Closing Date as though made at that time.

     6.3 Performance. Mahogany shall have performed, satisfied, and complied with all covenants, agreements, and conditions required by this Agreement to be performed or complied with by them, on or before the Closing Date.

     6.4 Absence of Litigation. No action, suit or proceeding before any court or any governmental body or authority, pertaining to the transaction contemplated by this Agreement or to its consummation, shall have been instituted or threatened against Mahogany on or before the Closing Date.

     6.5 Directors Mahogany. Effective on the Closing, Mahogany shall have fixed the size of its Board of Directors at five (5) persons, and such Board of Directors shall include James Robby Robson, Jr., Todd Robson, James Robson, Sr., Bill G. Cantrell, and Brian K. Gourley. The current Officers and Directors of Mahogany shall have submitted their resignations as the Officers and Directors of Mahogany effective on the Closing of this transaction.

     6.6 Officers of Mahogany. Effective on the Closing, Mahogany shall have elected the following new Officers of Mahogany:

     James Robby Robson, Jr.       -   President and Chief Executive Officer
     Todd Robson                   -   Vice President, Secretary and Treasurer
     James Robson, Sr.             -   Vice President

     6.7 Cancellation of Shares. Mahogany shareholders will surrender for cancellation certificates requesting a total of 665,000 shares of Mahogany common stock.

     6.8 Officers' Certificate. Mahogany shall have delivered to Pontotoc a certificate, dated the Closing Date and signed by the President of Mahogany certifying that each of the conditions specified in Sections 6.2 through 6.7 have been fulfilled.

     6.9 Name Change. Mahogany shall have changed its name to such name as Pontotoc shall have requested (assuming availability of that name in Nevada) and shall have adopted the 1997 Incentive Stock Option Plan desired by Pontotoc.

                            ARTICLE 7
                             CLOSING

     7.1 Closing. The Closing of this transaction shall be held at the offices of Krys Boyle Freedman Scott & Sawyer, P.C., 600 Seventeenth Street, Suite 2700 South Tower, Denver, Colorado 80202, or such other place as shall be mutually agreed upon, on such date as shall be mutually agreed upon by the parties, but in no event shall the Closing be later than December 12, 1997. At the Closing:

     7.2 Pontotoc shall deliver Letters of Acceptance and the certificates representing the shares of Pontotoc held by the shareholders of Pontotoc accepting the Exchange Offer ("Accepting Shareholders") to Mahogany.

     7.3 Each Accepting Shareholder shall receive a certificate or certificates representing the number of shares of Mahogany Common Stock for which the shares of Pontotoc common stock shall have been exchanged.

     7.4  Mahogany shall deliver an officer's certificate, as described in
Section 6.8 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Mahogany are true and correct as of, or have been fully performed and complied with by, the Closing Date.

     7.5 Mahogany shall deliver a signed Consent and/or Minutes of the Directors of Mahogany approving this Agreement and each matter to be approved by the Directors of Mahogany under this Agreement.

     7.6  Pontotoc shall deliver an officer's certificate, as described in
Section 5.6 hereof, dated the Closing Date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of Pontotoc are true and correct as of, or have been fully performed and complied with by, the Closing Date.

     7.7 Pontotoc shall deliver a signed Consent or Minutes of the Directors of Pontotoc approving this Agreement and each matter to be approved by the Directors of Pontotoc under this Agreement.

     7.8 Mahogany shareholders shall deliver for cancellation certificates representing 665,000 shares of Mahogany common stock.

                            ARTICLE 8
                          MISCELLANEOUS

     8.1 Captions and Headings. The Article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

     8.2 No Oral Change. This Agreement and any provision hereof, may not be waived, changed, modified, or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

     8.3 Non-Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

     8.4 Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

     8.5 Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

     8.6 Choice of Law. This Agreement and its application shall be governed by the laws of the State of Nevada, except to the extent its conflict of laws provisions would apply the laws of another jurisdiction.

     8.7 Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

     Mahogany:

          Pontotoc Production, Inc.
          5770 South Beech Court
          Greenwood Village, Colorado  80121

     with a copy to:

          Jon D. Sawyer, Esq.
          Krys Boyle Freedman & Sawyer, P.C.
          600 Seventeenth Street, Suite 2700 South Tower
          Denver, Colorado 80202

     Pontotoc:

          Pontotoc Production Company, Inc.
          808 East Main
          Ada, Oklahoma  74820

     with a copy to:

          John A. Spinuzzi, Esq.
          P.O. Box 50958
          Denton, Texas  76206

     8.8 Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this Agreement.

     8.9 Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

     8.10 Brokers. The parties hereto represent and agree that no broker has brought about the aforementioned transaction. Each of the parties hereto shall indemnify and hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against it as a result of its dealings, arrangements or agreements with any broker or person, except as described in this paragraph.

     8.11 Announcements. Mahogany and Pontotoc will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

     8.12 Expenses. Pontotoc and Mahogany agree that Pontotoc has deposited $5,000 in the trust account of Krys Boyle Freedman Scott & Sawyer, P.C. ("Krys Boyle") and that these funds will be used to pay the legal fees of Krys Boyle which is representing Mahogany in this transaction. To the extent Krys Boyle's fees are less than $5,000 the balance will be returned to Pontotoc. Other than for these legal fees, Pontotoc and Mahogany will pay their own expenses reasonably incurred in connection with this transaction.

     8.13 Exhibits. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for herein above, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibits shall be immediately disclosed to the other party.

     AGREED TO AND ACCEPTED as of the date first above written.

PONTOTOC PRODUCTION, INC.               PONTOTOC PRODUCTION COMPANY, INC.
 (formerly "Mahogany Capital, Inc.")

By /s/ Timothy J. Brasel                By/s/ James R. Robson, Jr.
    Timothy J. Brasel, President          James Robby Robson, Jr., President

                            SCHEDULE 1

Name, Address and                  Number of Shares of Number of Shares of
Social Security Number                  Pontotoc             Mahogany
-------------------------------   -------------------  --------------------
Todd and Melinda Robson, JTWROS
701 South Shumard
Ada, Oklahoma  74820
SSN:  ###-##-####                       2,886.66            845,951

James and Candace Robson, Jr., JTWROS
1500 East 17th Street
Ada, Oklahoma  74820
SSN:  ###-##-####                       2,836.66            831,297

James and Patricia Robson, Sr., JTWROS
Route 4, Box 437
Ada, Oklahoma  74820
SSN:  ###-##-####                       2,886.66            845,951

Joni K. Phillips
1210 Shady Oaks Circle
McKinney, Texas  75070
SSN:  ###-##-####                         425.16            124,594

Joan Hennen
7600 Wood Hollow, Apartment 917
Austin, Texas  78731
SSN:  ###-##-####                         414.40            121,441

Cindy Hennen
7600 Wood Hollow, Apartment 917
Austin, Texas  78731
SSN:  ###-##-####                         416.22            121,973

Frank and Wilamina DiLeonardo
1000 Franklin Avenue
Wellsburg, West Virginia  26070
SSN:  ###-##-####                         213.28             62,503

Joe Gourley
221 Northwest Summitt
Melvern, Kansas 66510
SSN: ###-##-####                           11.00              3,222

Lynn Gourley
15465 North 88th Drive
Peoria, Arizona 85382
SSN: ###-##-####                           22.00              6,447

John Lowdermilk
1112 North 14th
Marysville, Kansas 66508
SSN: ###-##-####                           64.00             18,753

Brian K. Gourley
305 North Lake Drive
Ada, Oklahoma 74820
SSN: ###-##-####                          263.00             77,071

David H. Barrett
417 Jerusalem Road
Cohasset, Massachusetts 02025
SSN: ###-##-####                           15.50              4,542

John Biddle
PO Box 48
Alresford, England S024 0ZP               109.00             31,941

Jonathan Hulme
5221 Ocean Boulevard, Suite 251
Sarasota, Florida 34242
SSN: ###-##-####                          109.00             31,941

Donald Mark West
11611 Hawthorne Way
Huntley, Illinois 60142
SSN: ###-##-####                           11.00              3,222

Tom Hoye
9650 East Happy Valley Road
Scottsdale, Arizona 85255
SSN: ###-##-####                           25.50              7,501

Beverly George
31 Hillcrest Drive
Wellsburg, West Virginia 26070
SSN: ###-##-####                            5.12              1,501

Southern Oklahoma Anesthesia Inc.
Profit Trust
Attn: Rick Coleman
PO Box 1907
Ada, Oklahoma 74820                        25.60              7,501

Bernard and Joan Bertus
168 Tarton Drive
Follansbee, West Virginia 26037
SSN: ###-##-####
SSN: ###-##-####                            5.12              1,501

Ray and Roberta Shepard
924 Evening Dew
Las Vegas, Nevada 89110
SSN: ###-##-####                            5.12              1,501

Ashley Robson
1500 East 17th
Ada, Oklahoma 74820
SSN: ###-##-####                           20.00              5,859

Amber Robson
1500 East 17th
Ada, Oklahoma 74820
SSN: ###-##-####                           20.00              5,859

J.D. Robson
3605 Steck Avenue, No. 1012
Austin, Texas 78759
SSN: ###-##-####                           10.00              2,928

                            SCHEDULE 2
                PONTOTOC PRODUCTION COMPANY, INC.
                           ("Pontotoc")

2.4  The Officers and Directors of Pontotoc are as follows:

     Name                          Position
--------------------    ---------------------------------------------------
James Robson, Jr.        President, Treasurer and Director

Todd Robson              Vice President, Secretary, Assistant Treasurer and
                         Director

Patricia Robson          Assistant Secretary

James Robson, Sr.        Director

Bill G. Cantrell         Director

Brian K. Gourley         Director

2.17 Material Contracts and Obligations.
      ----------------------------------
     1.   Line of Credit with Citizens Bank
     2.   Notes Payable to Citizens Bank

                            SCHEDULE 3
                      MAHOGANY CAPITAL, INC.
                           ("Mahogany")

3.2  Directors and Officers of Mahogany:

     Timothy J. Brasel     -   President, Secretary, Treasurer and Director

3.19 Material Contracts of Mahogany

     None

                      MAHOGANY CAPITAL, INC.
              EXCHANGE OFFER FOR THE COMMON STOCK OF
                PONTOTOC PRODUCTION COMPANY, INC.

LETTER OF ACCEPTANCE
                                ------------- Shares of Mahogany Capital, Inc.
                                Common Stock offered for your ------ shares of
Name(s) of Shareholder(s)       Pontotoc Production Company, Inc. Common Stock
-------------------------       ----------------------------------------------


------------------------------------------------------------------------------
THIS FORM MUST BE COMPLETED AND DELIVERED ON OR BEFORE 5:00 P.M. CENTRAL TIME, DECEMBER --, 1997, TO MAHOGANY CAPITAL, INC. THIS FORM MAY BE FAXED TO ROBBY ROBSON AT (405) 332-6486 AND THEN MAILED.
------------------------------------------------------------------------------

            APPROVAL OR NONAPPROVAL OF EXCHANGE OFFER

     The undersigned ---accepts    ---rejects the Exchange Offer of Mahogany
Capital, Inc. for his or her shares of Pontotoc Production Company, Inc. common stock, as specified above subject to the terms and conditions set forth in the Agreement Concerning the Exchange of Common Stock to be executed between Pontotoc Production Company, Inc. and Mahogany Capital, Inc.

     The undersigned understands that approval of the Exchange Offer constitutes (i) his or her approval of the terms and conditions of the Exchange Offer, and the complete transfer of all of his or her shares of Pontotoc Production Company, Inc. common stock to Mahogany Capital, Inc., and
(ii) his or her acknowledgment and agreement that the shares of common stock of Mahogany Capital, Inc. will be full payment for all of his or her shares of Pontotoc Production Company, Inc.


Date: ____________________         __________________________________________

                                   __________________________________________
                                   Signature(s) of Shareholder(s)

(NOTE: IF YOU ACCEPT THE EXCHANGE OFFER, YOU MUST ALSO SIGN ON PAGE 3 OF THIS LETTER OF ACCEPTANCE. IN ADDITION, YOU MUST ENDORSE YOUR STOCK CERTIFICATE(S) AND RETURN THEM WITH THIS LETTER OF ACCEPTANCE.)

                  REPRESENTATIONS AND WARRANTIES

     1. The undersigned understands and acknowledges that the shares of Common Stock ("Shares") of Mahogany Capital, Inc. (the "Company"), are being offered in reliance upon the exemptions provided in Section 4(2), 4(6) and/or 3(b) of the Securities Act of 1933 as amended (the "Act") and the Rules and Regulations adopted thereunder relating to nonpublic offerings; and the under-signed makes the following representations and warranties with the intent that the same may be relied upon in determining the suitability of the undersigned as a purchaser of securities:

          (a) The Shares will be acquired solely for the account of the undersigned, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof and with no present intention of distributing or reselling any part of the Shares.

          (b) The undersigned agrees not to dispose of his or her Shares or any portion thereof unless and until counsel for the Company shall have determined that the intended disposition is permissible and does not violate the Securities Act or any applicable state securities laws, or the rules and regulations thereunder.

          (c) The undersigned acknowledges that the Company has made all documentation pertaining to all aspects of the Exchange Offer available to him or her and has offered such person or persons an opportunity to discuss the Exchange Offer with the officers of the Company. The undersigned further acknowledges and represents to the Company that he or she is a knowledgeable, sophisticated investor who can fend for himself or herself and has adequate means to make the investment contemplated herein; and that, in connection with this investment, he or she has obtained the necessary investment advice from appropriate outside sources, and had available to the undersigned all information with respect to the Company which was deemed necessary by himself or herself and his or her respective advisors.

     2. The undersigned represents that the shares of Pontotoc Production Company, Inc. being exchanged are owned free and clear of any liens or encumbrances and have not been pledged or optioned to any person.

     3. The undersigned understands that he or she must bear the economic risk of an investment in the Shares to be acquired pursuant to the Exchange Offer for an indefinite period of time because the Shares have not been registered under the Securities Act or any state securities laws and, therefore, cannot be sold unless they are subsequently registered under the Securities Act and any applicable state securities laws or unless exemptions from such registrations are available. The current holding period requirement of Rule 144 is one year from the date this transaction is closed, and sales may thereafter be made only in compliance with the requirements of that Rule. The undersigned acknowledges that only the Company can file a registration statement, and that the Company has no obligation to do so or to take steps necessary to make an exemption from registration available to the undersigned.

     4. The undersigned agrees that the certificate evidencing the Shares he or she acquires pursuant to the Exchange Offer will have a legend placed thereon stating that the Shares have not been registered under the Securities Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the Shares.

     5. (a) The undersigned is, or is not, an "accredited investor," as that term is defined in Regulation D under the Securities Act of 1933, as amended (the "Act"), as checked below:
                         ---YES         ---NO

          (b) If "Yes," I come within the following category of that definition (check as applicable):

     1. --- I am a natural person whose present net worth (or whose joint net worth with my spouse) exceeds $1,000,000.

     2. --- I am a natural person who had individual income in excess of $200,000 in each of the last two years or joint income with my spouse in excess of $300,000 during such two years, and I reasonably expect to have the same income level in the current year.

     3. --- I am an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

     4. --- I am an entity, all of whose equity owners are accredited investors under paragraph 1, 2 and 3, above.

          (c) If I have answered yes to (5)(a) above, I understand that Regulation D requires that you have information which causes you to have a reasonable belief that the foregoing statement is correct. Thus, if you care to do so, you may contact my bank, my accountant or other persons whom I designate below to corroborate the above. The name and telephone number of:

               (i)  My banker is _____________________________
               _______________________________________________;

               (ii) My accountant is __________________________
               ___________________________________________; and

               (iii)Other person is ___________________________
               ________________________________________________.

     6. The undersigned hereby covenants and agrees to protect, indemnify and hold the Company, and each of its officers, directors and shareholders, harmless from and against any and all claims, demands, causes of action, judgments, orders, decrees, damages, liabilities, court or other costs, attorney fees, reasonable costs of investigation and other costs and expenses whatsoever (i) arising out of or attributable to any breach or violation of, or the falsity, inaccuracy or failure of, any representation, warranty or covenant made by the undersigned in this letter, and (ii) arising from or related to the acquisition, ownership or disposition by the undersigned of any or all the Shares.

     7.   The undersigned's jurisdiction of residence is __________________.

     8. I am acquainted with the requirements of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations issued thereunder. I understand that, as a result of my acquisition of Shares, and in order to comply with Section 13(d) and the rules and regulations issued thereunder, I may be required to file a Schedule 13D and I agree to file if that Schedule is required.
___________________________________          _________________________________
(Social Security or Tax I.D. Number)         Signature(s) of Shareholder(s)


___________________________________          _________________________________
(Social Security or Tax I.D. Number)         Signature(s) of Shareholder(s)

___________________________________
           (Mailing Address)
___________________________________          Date:____________________________